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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   OCTOBER 13, 1997


                           ADVANCED ENERGY INDUSTRIES, INC.
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                  (Exact Name of Registrant as Specified in Charter)


         DELAWARE                      0-26966                  84-0846841
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(State or Other Jurisdiction (Commission File Number)         (IRS Employer
    of Incorporation)                                       Identification No.)




    1625 SHARP POINT DRIVE, FORT COLLINS, COLORADO              80525
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    (Address of Principal Executive Offices)                  (Zip Code)



Registrant's telephone number, including area code:       970-221-4670
                                                    ---------------------------


                                         N/A
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            (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibit No.    Description
         -----------    -----------

         Exhibit 99 Advanced Energy Industries, Inc. Press Release dated October 13, 1997.


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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    October 13, 1997

                             ADVANCED ENERGY INDUSTRIES, INC.



                             By:    /s/ Richard P. Beck
                                    ----------------------------------
                             Name:  Richard P. Beck
                             Title: Vice President, Chief Financial Officer